SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)         May 7, 2003
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                           SOS STAFFING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


         Utah                              0-26094                 87-0295503
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(State or other jurisdiction             (Commission            (IRS Employer ID
of incorporation)                        File Number)                Number)


1415 South Main, Salt Lake City, Utah                              84115
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(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including area code:          (801) 484-4400
                                                             -----------------

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(Former name or former address, if changed since last report)




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Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c) Exhibits

Exhibit No.       Description
-----------       -----------

99                Press release dated May 7, 2003


Item 9.           Regulation FD Disclosure
                  ------------------------

On May 7, 2003, SOS Staffing Services, Inc. issued a press release announcing its operating results for the first quarter of 2003. A copy of the press release is furnished hereto as Exhibit 99. The information provided in this Current Report on Form 8-K, including Exhibit 99, is being furnished pursuant to Item 12, Results of Operations and Financial Condition.



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SOS STAFFING SERVICES, INC.

                                          By:    /s/Kevin Hardy
                                                 -------------------------------
                                          Name:     Kevin Hardy
                                          Title:    Chief Financial Officer

Dated:  May 7, 2003

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


Exhibit Index



Exhibit No.       Description
-----------       -----------

99                Press release dated May 7, 2003


















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